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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 5, 2008
(Date of earliest event reported)

KODIAK OIL & GAS CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory (State or other jurisdiction of incorporation)	N/A (IRS Employer Identification No.)

1625 Broadway, Suite 250
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 592-8075
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

        On November 5, 2008, Kodiak Oil & Gas Corp. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2008. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

        On November 5, 2008, the Company issued a press release entitled "Kodiak Oil & Gas Corp. Announces Preliminary 2009 CAPEX, Exploration Joint Venture and Updates Operations." A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

        In accordance with General Instruction B.2 of Form 8-K, the information in this report under this Item 7.01, including the exhibit numbered 99.2 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
99.1	Press release of Kodiak Oil & Gas Corp. dated November 5, 2008 reporting third quarter 2008 results.
99.2	Press release of Kodiak Oil & Gas Corp. dated November 5, 2008 announcing capital expenditures, exploration joint venture and operations update.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.
By:	/s/ KEITH DOSS
Keith Doss Secretary, Treasurer and Chief Financial Officer

Date: November 5, 2008

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Kodiak Oil & Gas Corp. dated November 5, 2008 reporting third quarter 2008 results.
99.2	Press release of Kodiak Oil & Gas Corp. dated November 5, 2008 announcing capital expenditures, exploration joint venture and operations update.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX